SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934.

                                  June 1, 2003
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 ZIM CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Canada                       0-31691                      None
----------------------          ----------------         ----------------------
(State or jurisdiction          (Commission File         (IRS Employer I.D. No.)
  of incorporation or                 No.)
     organization)
     Incorporation)


                                20 Colonnade Road
                                    Suite 200
                                 Nepean, Ontario
                                 Canada, K2E 7M6
                                  (613)727-1397
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)



                                 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                               Tel: (516) 222-0888
                               Fax: (516) 222-0948

                                EXPLANATORY NOTE

              This Form 8-K/A is being filed solely to correct the Form Type indicated on the United States Securities and Exchange Commission's EDGAR database to Form 8-K12G3 and to correct the name of the registrant's independent public accountants to Raymond Chabot Grant Thornton, General Partnership. Other than these corrections, there are no changes to the original Form 8-K filed with the Commission on June 16, 2003.

              This Form 8-K/A does not reflect events occurring after the filing of the original Form 8-K.

Item  2.      Acquisition or Disposition of Assets

              On June 1, 2003, ZIM Corporation, a corporation governed by the Canada Business Corporations Act (the "Registrant"), consummated the merger (the "Merger") of Private Capital Investors, Inc., a Florida corporation ("Private Capital"), with and into PCI Merge, Inc., a Florida corporation and a wholly owned subsidiary of the Registrant (PCI Merge), with PCI Merge as the surviving entity. The Registrant also consummated on June 1, 2003 the amalgamation (the "Amalgamation") of ZIM Technologies International, Inc, a corporation governed by the Canada Business Corporations Act (ZIM Technologies), with PCI-ZTI Canada, Inc., a corporation governed by the Canada Business Corporations Act and a wholly owned subsidiary of the Registrant (PCI-ZTI), with PCI-ZTI as the surviving entity. As a result of the Merger and the Amalgamation, both Private Capital and ZIM Technologies became wholly owned subsidiaries of the Registrant.

              In the Merger, each outstanding share of common stock, par value $.001, of Private Capital was converted into a share of the Registrant.

              In the Amalgamation, each outstanding share of common stock, no par value, of ZIM Technologies was converted into a share of the Registrant. Effective June 1, 2003, PCI-ZTI changed its corporate name to ZIM Technologies.

              The Registrant filed a Registration Statement on Form S-4 under the Securities Act of 1933 (No. 333-100920), declared effective April 14, 2003 (the "Registration Statement"), registering the shares of the Registrant issued in both the Merger and the Amalgamation. The Registration Statement included a proxy statement for Private Capital in its solicitation of proxies to approve the Merger, and a proxy statement for ZIM Technologies in its solicitation of proxies to approve the Amalgamation.

              The Registrant's shares were registered pursuant to Section 12(b) of the Exchange Act. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), the Registrant is a successor to Private Capital and the Registrant's common shares are deemed to be registered under Section 12(b) of the Exchange Act.

              At a special meeting of the shareholders of Private Capital held on May 6, 2003, holders of a majority of the outstanding shares of Private Capital approved the merger of Private Capital with and into PCI Merge. At a special meeting of the shareholders of ZIM Technologies held on May 13, 2003, holders of a majority of the outstanding shares of ZIM Technologies approved the amalgamation of ZIM Technologies and PCI-ZTI. At a special meeting of the shareholders of the Registrant held on May 6, 2003, holders of a majority of the outstanding shares of the Registrant approved both the Merger and the Amalgamation.

              Effective June 1, 2003, the Registrant appointed Raymond Chabot Grant Thornton, General Partnership as its public auditors. The Registrant has established that its fiscal year will end on May 31.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)  Financial Statements of Businesses Acquired

              It is impracticable for the Registrant to file the financial information of the businesses acquired hereunder at this time, and such information will be filed by amendment to a Form 8-K reporting the consummation of the transactions described above under Item 2 within 60 days after the due date for the filing of that Form 8-K.


              (b)  Pro Forma Financial Information

              It is impracticable for the Registrant to file the pro forma information of the businesses acquired hereunder at this time, and such information will be filed by amendment to a Form 8-K reporting the consummation of the transactions described above under Item 2 within 60 days after the due date for the filing of that Form 8-K.

              (c)  Exhibits

               2.1 Amended and Restated Acquisition Agreement dated as of October 28, 2002. (1)

               2.2 Amalgamation Agreement dated as of May 30, 2003. (1)

(1)Incorporated by reference to the Registrant's Form 8-K filed on June 16, 2003.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIM CORPORATION
                                              (Registrant)


Date: June 30, 2003                   By: /S/ MICHAEL COWPLAND
                                      ----------------------------------
                                      Michael Cowpland,
                                      President and Chief Executive Officer